As filed with the Securities and Exchange Commission on November 2, 2009

                                                     Registration No. 333-152330
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM S-1/A
                         POST-EFFECTIVE AMENDMENT NO. 2


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              MONDAS MINERALS CORP.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                      1000
            (Primary Standard Industrial Classification Code Number)

                                   26-2517432
                        (IRS Employer Identification No.)

                             13983 West Stone Avenue
                              Post Falls, ID 83854
                            Telephone 1-208-964-0755
   (Address and telephone number of registrant's principal executive offices)

                        Robert C. Weaver, Attorney at Law
                                 721 Devon Court
                               San Diego, CA 92109
                Telephone 1-858-488-4433 Facsimile 1-858-488-2555
            (Name, address and telephone number of agent for service)

Approximate date of commencement of proposed sale to the public: Not Applicable

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company.

Large accelerated filer [ ]                        Accelerated Filer [ ]
Non-accelerated filer [ ]                          Smaller reporting company [X]
(Do not check if a Smaller reporting company)



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

                            DEREGISTRATION OF SHARES

     This Post-Effective Amendment No. 2 to the Registration Statement on Form S-1, as amended (No. 333-152330), which was declared effective on July 15, 2008, is being filed to deregister, as of the effectiveness of this post-effective amendment, all the shares of common stock of Mondas Minerals Corp., the registrant, the sale of which were registered or proposed to be registered under the Registration Statement. No shares were sold under the Registration Statement.


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
                                   SIGNATURES


In accordance with the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Post Falls, Idaho on November 2, 2009.

                                    Mondas Minerals Corp., Registrant


                                    By: /s/ Scott D. Bengfort
                                        ----------------------------------------
                                        Scott D. Bengfort, President, Secretary,
                                        Treasurer, Chief Executive Officer,
                                        Chief Financial Officer and
                                        Principal Accounting Officer and
                                        Sole Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Scott D. Bengfort          Chief Executive Officer          November 2, 2009
----------------------------   -----------------------          ----------------
Scott D. Bengfort                       Title                          Date


/s/ Scott D. Bengfort          Chief Financial Officer          November 2, 2009
----------------------------   -----------------------          ----------------
Scott D. Bengfort                       Title                          Date


/s/ Scott D. Bengfort          Principal Accounting Officer     November 2, 2009
----------------------------   ----------------------------     ----------------
Scott D. Bengfort                       Title                          Date


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